SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                Date of Report (Date of Earliest event reported):
                                  May 12, 1998


                            U.S. WIRELESS CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                                0-24742               13-3704059
State of                                Commission File       IRS Employer
Incorporation                           Number.               Identification No.


                                2303 Camino Ramon
                           San Ramon California 94583
                     Address of principal executive offices

        Registrant's telephone number, including area code (510) 830-8801



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 6.  Resignations of Registrant's Directors.

     Effective May 12, 1998, Barry West was appointed by the board to become a member of the board of directors of the Company. Mr. West replaced Ms. Regina Gindin who stepped down as a member of the board on May 12, 1998.

                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 14th day of May, 1998.





                                U.S. WIRELESS CORPORATION



                        By:     ______________________
                                 Dr. Oliver Hilsenrath
                                 Chief Executive Officer